UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2014

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 6, 2014, Liberty Interactive Corporation (the “Company”) announced that the previously proposed change in the “LINTA” trading symbol for the Series A QVC Group tracking stock to “QVCA” and the “LINTB” trading symbol for the Series B QVC Group tracking stock to “QVCB” will be effective at the market open on October 7, 2014.

Additionally, on  October 7, 2014, the Company announced that Greg Maffei, President and CEO of the Company, will be presenting at the FBR Digital Media Thought Leaders Conference, on Thursday, October 9th at 2:30 p.m., E.D.T. at the Paley Center for Media in New York, NY. During his presentation, Mr. Maffei may make observations regarding the Company's financial performance and outlook.

This Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release, dated October 6, 2014
99.2	Press Release, dated October 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2014

LIBERTY INTERACTIVE CORPORATION

By:  /s/ Wade Haufschild

Name: Wade Haufschild

Title:     Vice President

EXHIBIT INDEX

9
Exhibit No.	Name

99.1	Press Release, dated October 6, 2014
99.2	Press Release, dated October 7, 2014